UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2021 (March 16, 2021)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)
(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Grants of Restricted Stock. At a meeting held on March 16, 2021, the Company’s Board of Directors, on the recommendation of the Compensation and Human Resources Committee of the Company’s Board of Directors (the “Compensation and Human Resources Committee”), approved grants of an aggregate of 12,731 shares of performance-based restricted stock under the Company’s 2016 Stock Incentive Plan (the “2016 Plan”) to the named executive officers of the Company, as follows: 4,233 shares of restricted stock to Mr. Duncan; 4,097 shares of restricted stock to Mr. Clancy; 2,259 shares of restricted stock to Mr. Main; 714 shares of restricted stock to Mr. Lussier; and 1,428 shares of restricted stock to Mr. Irish. The shares of restricted stock were granted pursuant to the terms of the Executive Officer Restricted Stock Agreement that is substantially consistent with the forms and descriptions thereof previously filed with the Securities and Exchange Commission by the Company. The restricted stock grants will vest based on the Company’s attainment of certain cumulative diluted earnings per share criteria, as set forth below:
•when cumulative diluted earnings per share from January 1, 2021 forward reach $2.50, 25% of the restricted shares granted will vest; and
•when cumulative diluted earnings per share from January 1, 2021 forward reach $5.00, an additional 25% of the restricted shares granted will vest; and
•when cumulative diluted earnings per share from January 1, 2021 forward reach $7.50, an additional 25% of the restricted shares granted will vest; and
•when cumulative diluted earnings per share from January 1, 2021 forward reach $10.00, an additional 25% of the restricted shares granted will vest.

If the Company’s cumulative diluted earnings per share does not reach $10.00 by December 31, 2025 (5 years from January 1, 2021), any unvested restricted shares will be forfeited. The calculation of cumulative diluted earnings per share will be made at the end of each fiscal quarter and restricted stock will be considered to be earned at the close of business on the day the Company issues its earnings release for the fiscal quarter in which the criteria is met.
If there is an offering of the Company’s common stock or shares of the Company’s common stock are issued in connection with an acquisition, the above targets can be adjusted by the Company’s Board of Directors based upon a recommendation from the Compensation and Human Resources Committee.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: March 22, 2021	By: /s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer
and Chief Financial Officer